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                                                                   EXHIBIT 10.31


                             STOCK OPTION AGREEMENT
            (Non-Qualified Stock Option - 2002 Stock Incentive Plan)

         THIS AGREEMENT is made to be effective as of __________, 200__, by and between R. G. Barry Corporation, an Ohio corporation (the "COMPANY"), and ____________________ (the "OPTIONEE").

                                   WITNESSETH:

         WHEREAS, pursuant to the provisions of the R. G. Barry Corporation 2002 Stock Incentive Plan (the "PLAN"), the Board of Directors of the COMPANY has appointed a Compensation Committee (the "COMMITTEE") to administer the PLAN and the COMMITTEE has determined that an option to acquire common shares, $1.00 par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

         1. Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase __________ COMMON SHARES of the COMPANY (subject to adjustment as provided in Section 3). The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

         2. Terms and Conditions of the OPTION.

                  (A) OPTION Price. The purchase price (the "OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $_______ per share, subject to adjustment as provided in Section 3.

                  (B) Exercise of the OPTION. Except as provided under Section 4 hereof, the OPTION may not be exercised until the OPTIONEE shall have completed twelve months of continuous employment with the COMPANY and/or its subsidiaries immediately following the date hereof. Thereafter, except as otherwise provided in this Agreement, the OPTION may be exercised as follows:

                           (i) at any time after such twelve-month period, as
to ________ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3);

                           (ii) at any time after twenty-four months from the
date of this Agreement, as to an additional ________ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3);


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                           (iii)  at any time after thirty-six-months from the
date of this Agreement, as to an additional ____________ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3);

                           (iv)  at any time after forty-eight months from the
date of this Agreement, as to an additional ___________ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3); and


                           (v) at any time after sixty months from the date of
this Agreement, as to the remaining ___________ of the COMMON SHARES subject to the OPTION (subject to adjustment as provided in Section 3).

                  Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

                  The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any of its subsidiaries nor limit in any way the right of the COMPANY or any of its subsidiaries to terminate the employment of the OPTIONEE at any time in accordance with applicable law or the COMPANY's or the subsidiary's governing corporate documents.

                           (C) OPTION Term. The OPTION shall in no event be
exercisable after the expiration of ten years from the date of this Agreement.

                           (D) Method of Exercise. The OPTION may be exercised
by giving written notice of exercise to the COMPANY in care of the Treasurer of the COMPANY stating the number of COMMON SHARES subject to the OPTION in respect of which the OPTION is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such COMMON SHARES may also be made (i) by tender of COMMON SHARES of the COMPANY already owned by the OPTIONEE for at least six months (either by actual delivery of the already-owned COMMON SHARES or by attestation) and having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange) on the date of tender equal to the OPTION PRICE, (ii) by a combination of the delivery of cash and the tender of already-owned COMMON SHARES, or (iii) in such other manner as may be permitted by the COMMITTEE, in its sole discretion. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such actions as are necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

                           (E) Tax Withholding. The COMPANY shall withhold from
other amounts owned to the OPTIONEE, or require the OPTIONEE to remit to the COMPANY, an amount sufficient to satisfy federal, state and local withholding tax requirements in respect of the


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exercise of the OPTION. These withholding tax requirements may be satisfied in one of several ways, including:

                           (i) The COMPANY may withhold the required amount from
other amounts owed to the OPTIONEE (e.g., salary);

                           (ii) The OPTIONEE may give the COMPANY cash equal to
the amount required to be withheld or tender COMMON SHARES of the COMPANY already owned by the OPTIONEE for at least six months (either by actual delivery of the already-owned COMMON SHARES or by attestation) and having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange) on the exercise date equal to the amount required to be withheld; or

                           (iii) The COMPANY may withhold COMMON SHARES
otherwise issuable upon exercise of the OPTION having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange) on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws).

                  (F) Limits on Exercisability. Notwithstanding any other provision of this Agreement, the unexercised portion of the OPTION shall be forfeited by the OPTIONEE if the OPTIONEE, before termination of the OPTIONEE's employment with the COMPANY and its subsidiaries or after termination of such employment but while any portion of the OPTION remains exercisable: (i) without the COMMITTEE's written consent, which may be withheld for any reason or for no reason, serves (or agrees to serve) as an officer, director or employee of any proprietorship, partnership or corporation or becomes the owner of a business or a member of a partnership that competes with any portion of the COMPANY's or any subsidiary of the COMPANY's business or renders any service (including business consulting) to any entity that competes with any portion of the COMPANY's or any subsidiary of the COMPANY's business; (ii) refuses or fails to consult with, supply information to, or otherwise cooperate with, the COMPANY or any subsidiary of the COMPANY after having been requested to do so; or (iii) deliberately engages in any action that the COMMITTEE concludes has caused substantial harm to the interests of the COMPANY or any subsidiary of the COMPANY.

         3. Adjustments and Changes in the COMMON SHARES.

                  (A) If there is a share dividend or share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or similar corporate change affecting the COMMON SHARES, the COMMITTEE shall appropriately adjust the number of COMMON SHARES subject to the OPTION as well as the OPTION PRICE and any other limitations or terms of the OPTION as may be necessary to reflect such event. The number of COMMON SHARES that will vest on the date(s) set forth in Section 2(B) shall be appropriately adjusted to reflect any such change in the COMMON SHARES. Fractional shares resulting from any adjustment in the OPTION pursuant to this Section 3(A) shall be rounded down to the nearest whole number of shares.



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                  (B) Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the OPTIONEE.

         4. Acceleration of OPTION. If the COMPANY undergoes a merger or consolidation of the COMPANY with another entity or reclassification of the COMMON SHARES or the exchange of the COMMON SHARES for the securities of another entity (other than a subsidiary of the COMPANY) that has acquired the COMPANY's assets or which is in control (as defined in Section 368(c) of the CODE) of an entity that has acquired the COMPANY's assets and the terms of the plan or agreement in respect of such event are binding on all holders of COMMON SHARES (except to the extent that dissenting shareholders are entitled to relief under applicable law), then the OPTION shall become fully exercisable and the OPTIONEE shall receive, upon payment of the OPTION PRICE, securities or cash, or both, equal to those the OPTIONEE would have been entitled to receive under the plan or agreement if the OPTIONEE had already exercised the OPTION.

         5. Non-Assignability of OPTION. Unless otherwise permitted by the COMMITTEE, the OPTION shall not be assignable or otherwise transferable by the OPTIONEE except by will or by the applicable laws of descent and distribution. During the lifetime of the OPTIONEE, the OPTION may only be exercised by the OPTIONEE or the OPTIONEE's guardian or legal representative. If the COMMITTEE permits the assignment of the OPTION, the OPTION shall be assignable only to the extent permitted by Section 10.01 of the PLAN.

         6. Substitution for OPTION. The COMMITTEE shall have the authority to effect, at any time and from time to time, with the consent of the OPTIONEE, the cancellation of the OPTION and the grant in substitution therefor of one or more new options under the PLAN covering the same or a different number of COMMON SHARES at an option price per share in all events not less than 100% of the closing sale price for the COMMON SHARES of the COMPANY as reported on the New York Stock Exchange on the new grant date.

         7. Exercise After Termination of Employment.

                  (A) Except as otherwise provided in this Agreement, the OPTION shall be exercisable only while the OPTIONEE is employed by the COMPANY and/or one of its subsidiaries and then only if the OPTION has become exercisable by its terms, and if not exercisable by its terms at the time the OPTIONEE terminates service with the COMPANY and all of its subsidiaries, shall immediately expire on the date of termination of service.

                  (B) If the OPTION is exercisable by its terms at the time the OPTIONEE terminates service with the COMPANY and all of its subsidiaries other than by reason of the OPTIONEE's death, disability or retirement, the exercisable portion of the OPTION must be exercised on or before the earlier of
(i) three months after the date of the termination of service or (ii) the fixed expiration date of the OPTION, after which period the OPTION shall expire. Notwithstanding the foregoing, if the OPTIONEE's service with the COMPANY and all of its subsidiaries is terminated for "Cause" (as that term is defined in Section 2.00 of the PLAN), the OPTION shall, to the extent not previously exercised, expire immediately upon such termination of service.



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                  (C) In the event of the death of the OPTIONEE (i) while
employed by the COMPANY and/or one of its subsidiaries or (ii) within three months after the OPTIONEE's termination of service with the COMPANY and all of its subsidiaries other than for Cause, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full by the OPTIONEE's beneficiary for a period ending on the earlier of (x) the fixed expiration date of the OPTION or (y) twelve months after the OPTIONEE's termination of service, after which period the OPTION shall expire. For purposes hereof, the beneficiary of an OPTIONEE shall be determined in accordance with Section 10.02 of the PLAN.

                  (D) In the event of the termination of the OPTIONEE's service with the COMPANY and all of its subsidiaries by reason of the "disability" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full for a period ending on the earlier of (i) twelve months after the OPTIONEE's termination of service or (ii) the fixed expiration date of the OPTION, after which period the OPTION shall expire. For purposes hereof, a "disability" shall constitute a disability as defined in Section 22(e)(3) of the CODE.

                  (E) In the event of the termination of the OPTIONEE's service with the COMPANY and all of its subsidiaries by reason of the "retirement" of the OPTIONEE, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full for a period ending on the earlier of (i) twelve months after the OPTIONEE's termination of service or (ii) the fixed expiration date of the OPTION, after which period the OPTION shall expire. For purposes hereof, the OPTIONEE shall be deemed to have retired upon termination of service with the COMPANY and all of its subsidiaries on or after the date the OPTIONEE both reaches age 65 and completes at least five consecutive years of vesting service as defined in the COMPANY's tax-qualified defined benefit retirement plan.

                  (F) For purposes of this Agreement, the OPTIONEE shall be deemed to have terminated service with the COMPANY and its subsidiaries upon termination of the employee-employer relationship between the OPTIONEE and the COMPANY and all of the subsidiaries of the COMPANY for any reason.

         8. Buy Out of OPTION. At any time, the COMMITTEE, in its sole discretion and without the consent of the OPTIONEE, may cancel any portion of the OPTION by providing to the OPTIONEE written notice (a "BUY OUT NOTICE") of the COMPANY's intention to exercise the right reserved in this Section 8. If a BUY OUT NOTICE is given, the COMPANY shall pay to the OPTIONEE, in respect of each COMMON SHARE covered by the OPTION and subject to the BUY OUT NOTICE, the difference between (i) the fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange) on the date of the BUY OUT NOTICE and (ii) the OPTION PRICE. However, no payment shall be made with respect to that portion of the OPTION which is not exercisable on the date of the BUY OUT NOTICE. The COMPANY shall complete any buy out made under this
Section 8 as soon as administratively possible after the date of the BUY OUT NOTICE. At the COMMITTEE's option, payment of the buy out amount may be made in cash, in whole COMMON SHARES or partly in cash and partly in whole COMMON SHARES. The number of whole COMMON SHARES, if any, included in the buy out amount shall be determined by dividing the amount of the payment to


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be made in COMMON SHARES by the fair market value of the COMMON SHARES on the date of the BUY OUT NOTICE.

         9. Restrictions on Transfers of COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

         COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

         10. Rights of the OPTIONEE. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to the OPTIONEE evidencing such COMMON SHARES.

         11. PLAN as Controlling. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         13. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

         14. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

         15. Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render




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the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

         16. Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

         17. Entire Agreement. This Agreement constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

         18. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.


                  [Remainder of page intentionally left blank;
                         signatures on following page.]



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         IN WITNESS WHEREOF, the OPTIONEE has executed this Agreement, and the
COMPANY has caused this Agreement to be executed, to be effective as of the date first above written.

                                        COMPANY:
                                        -------

                                        R. G. BARRY CORPORATION


                                        By:
                                           ------------------------------------

                                        Its:
                                            -----------------------------------



                                        OPTIONEE:
                                        --------


                                        ---------------------------------------
                                        Name

                                        ---------------------------------------
                                        Street Address

                                        ---------------------------------------
                                        City, State, Zip Code

                                        ---------------------------------------
                                        Social Security Number





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